Prepayments and Other Current Assets (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2019 USD ($)	Dec. 31, 2019 CNY (¥)	Dec. 31, 2018 CNY (¥)	Dec. 31, 2017 CNY (¥)
Prepaid Expense and Other Assets, Current [Abstract]
Deductible VAT input		¥ 1,253,617	¥ 1,018,766
Prepayment to vendors		88,900	333,367
Deposits		73,271	23,321
Other receivables		186,105	138,803
Less: Allowance for doubtful accounts		(22,635)	0	¥ 0
Total	$ 226,846	¥ 1,579,258	¥ 1,514,257